JOHN P. MACLEAN
                         CERTIFIED PUBLIC ACCOUNTANT
                              15701 Alameda Drive
                             Bowie, Maryland 20716


                   CONSENT OF CERTIFIED PUBLIC ACCOUNTANT


I hereby consent to the use in this registration statement on Form 10 of my report dated April 29, 1997, relating to the audited financial statements of Corcoran Technologies Corporation and the reference to my firm therein.



JOHN P. MACLEAN, CPA

/s/  John P. MacLean
June 27, 1997